Exhibit 32.1

WINNER MEDICAL GROUP INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Winner Medical Group Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jianquan Li, the Chief Executive Officer of the Company, CERTIFY, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that :

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   13th day of February, 2009.

/s/ Jianquan Li
Jianquan Li Chief Executive Officer (Principal Executive Officer)